EXHIBIT 10.10

HUMAN BIOSYSTEMS
SUBSCRIPTION AGREEMENT

Human BioSystems

1127 Harker Avenue

Palo Alto, California 94301

Re:

Offering of Common Stock Pursuant to a Plan of Merger

Gentlemen:

1.

Subscription.  The undersigned San West Stockholder hereby applies to accept shares of the common stock, no par value per share (the “Human BioSystems Common Stock”) of Human BioSystems, a California corporation (the “Company”) indicated below in accordance with the terms of this Subscription Agreement and the private placement relating to that certain Plan and Agreement of Triangular Merger between Human BioSystems, Human BioSystems Acquisition Company and San West, Inc. dated April ___, 2009 (the “Plan of Merger”).  The undersigned San West Stockholder is a stockholder of San West, Inc., a Nevada corporation, and pursuant to the Plan of Merger and the Merger between Human BioSystems Acquisition Company and San West, Inc. shall receive _______ shares of the Human BioSystems Common Stock in exchange for all of his ________ shares of common stock in San West, Inc., par value $0.001 per share (the “San West Common Stock”).  All capitalized terms which are not otherwise defined herein shall have the meaning ascribed to such terms as defined in the Plan of Merger.

2.

Representations and Warranties of the San West Stockholder.  The undersigned San West Stockholder represents and warrants as follows:

(a)

The undersigned San West Stockholder has received information provided to him in writing by the Company, or information from books and records of the Company, as specified below.  The undersigned San West Stockholder understands that all documents, records and books pertaining to this investment have been made available for inspection by him, his attorney and/or his accountant and/or his “Purchaser Representative” as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and that the books and records of the Company will be available, upon reasonable notice, for inspection by San West Stockholders during reasonable business hours at the Company’s principal place of business.  The undersigned San West Stockholder and/or his advisers have had a reasonable opportunity to ask questions of and receive answers from the Company, or a person or persons acting on its behalf, concerning the Merger, and all such questions have been answered to the full satisfaction of the undersigned San West Stockholder.  No oral representations have been made and, to the extent oral information has been furnished to the undersigned San West Stockholder or his advisers in connection with the Merger, such information was consistent with all written information furnished

(b)

Specifically, the undersigned San West Stockholder was provided with access to the Company’s filings with the Securities and Exchange Commission, including the following:

(i)

The Company’s annual report to stockholders for the most recent fiscal year, any definitive proxy statement or information statement filed in connection with that annual report, and, if requested by the undersigned San West Stockholder in writing, a copy of the Company’s most recent Form 10-K pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(ii)

The information contained in an annual report on Form 10-K pursuant to the Exchange Act.

(iii)

The information contained in any reports or documents required to be filed by the Company under Sections 13(a), 14(a), 14(c), and 15(d) of the Exchange Act since the distribution or filing of the reports specified above.

(iv)

A brief description of the securities being offered, the terms of the Merger, and any material changes in the Company’s affairs that are not disclosed in the documents furnished.

(c)

The undersigned San West Stockholder (i) has adequate means of providing for his current needs and possible personal contingencies, (ii) has no need for liquidity in this investment, (iii) is able to bear the economic risks of an investment in the Human BioSystems Common Stock for an indefinite period, and (iv) at the present time, could afford a complete loss of such investment.

(d)

The undersigned San West Stockholder recognizes that the Human BioSystems Common Stock as an investment involves special risks, including those disclosed to the undersigned San West Stockholder by the Company.

(e)

The undersigned San West Stockholder understands that the shares of the Human BioSystems Common Stock have not been nor will be registered under the Securities Act or the securities laws of any state, in reliance upon an exemption therefrom for non-public offerings.  The undersigned San West Stockholder understands that the shares of the Human BioSystems Common Stock received by him must be held indefinitely unless they are subsequently registered or an exemption from such registration is available.  The undersigned San West Stockholder further understands that the Company has not agreed and is under no obligation to register the Human BioSystems Common Stock on his behalf or to assist him in complying with any exemption from registration.

(f)

The shares of the Human BioSystems Common Stock are being accepted solely for his own account for investment and not for the account of any other person and not for distribution, assignment, or resale to others and no other person has a direct or indirect beneficial interest in the shares of the Human BioSystems Common Stock.  The undersigned San West Stockholder or his advisers have such knowledge and experience in financial, tax, and business matters to enable him to utilize the information made available to him in connection with the Merger to evaluate the merits and risks of the prospective investment and to make an informed investment decision with respect thereto.

(g)

The undersigned San West Stockholder, if a corporation, partnership, trust, or other entity, is authorized and otherwise duly qualified to purchase and hold the Human BioSystems Common Stock.

(h)

All information which the undersigned San West Stockholder has provided to the Company concerning himself, his financial position, and his knowledge of financial and business matters, or, in the case of a corporation, partnership, trust or other entity, the knowledge of financial and business matters of the person making the investment decision on behalf of such entity, is correct and complete as of the date set forth at the end hereof, and if there should be any adverse change in such information prior to his subscription being accepted, he will immediately provide the Company with such information.

(i)

The undersigned San West Stockholder understands and agrees that the following restrictions and limitations are applicable to his purchase and his resales, hypothecations or other transfers of the Human BioSystems Common Stock pursuant to Regulation D under the Securities Act:

(i)

The undersigned San West Stockholder agrees that the shares of the Human BioSystems Common Stock shall not be sold, pledged, hypothecated or otherwise transferred unless the shares of the Human BioSystems Common Stock are registered under the Securities Act, and the securities laws of any state or is exempt therefrom;

(ii)

A legend in substantially the following form has been or will be placed on any certificate(s) or other document(s) evidencing the shares of the Human BioSystems Common Stock:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE.  WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

(iii)

Stop transfer instructions to the transfer agent of the Human BioSystems Common Stock have been or will be placed with respect to the Human BioSystems Common Stock so as to restrict the resale, pledge, hypothecation or other transfer thereof, subject to the further items hereof, including the provisions of the legend set forth in subparagraph (ii) above; and

(iv)

The legend and stop transfer instructions described in subparagraphs (ii) and (iii) above will be placed with respect to any new certificate(s) or other document(s) issued upon presentment by the undersigned San West Stockholder of certificate(s) or other document(s) for transfer.

(j)

The undersigned San West Stockholder understands that neither the Securities and Exchange Commission nor the securities commission of any state has made any finding or determination relating to the fairness for public investment in the Human BioSystems Common Stock and that the Securities and Exchange Commission as well as the securities commission of any state will not recommend or endorse any offering of securities.

(k)

The undersigned San West Stockholder acknowledges and is aware that it never has been represented, guaranteed, or warranted to him by the Company, its directors, officers, agents or employees, or any other person, expressly or by implication, that the limited past performance or experience on the part of the Company, or any future projections will in any way indicate the predictable results of the ownership of the Human BioSystems Common Stock or of the overall financial performance of the Company.

(l)

The undersigned San West Stockholder acknowledges that ___________________________ (complete if applicable) has acted as the “Purchaser Representative” as defined in Regulation D promulgated under the Securities Act, and (i) that he can bear the economic risk of this investment; (ii) he has relied upon the advice of the Purchaser Representative as to the merits of an investment in the Company and the suitability of such investment for the undersigned San West Stockholder; and (iii) the Purchaser Representative has confirmed to him, in writing, any past, present or future material relationship, actual or contemplated, between the Purchaser Representative or its affiliates and the Company or its affiliates.

(m)

The undersigned San West Stockholder acknowledges that the Company has made available to him or the Purchaser Representative, if any, or other personal advisers the opportunity to obtain additional information to verify the accuracy of the information furnished to him and to evaluate the merits and risks of this investment.

(n)

The undersigned San West Stockholder confirms that he has consulted with the Purchaser Representative, if any, or other personal advisers and that the Purchaser Representative or other advisers have analyzed the information furnished to him and the documents relating thereto on his behalf and have advised him of the business and financial aspects and consequences of and potential liabilities associated with his investment in the Human BioSystems Common Stock.  The undersigned San West Stockholder represents that he has made other risk capital investments or other investments of a speculative nature, and by reason of his business and financial experience and of the business and financial experience of those persons he has retained to advise him with respect to investments of this nature.  In reaching the conclusion that he desires to acquire the Human BioSystems Common Stock, the undersigned San West Stockholder has carefully evaluated his financial resources and investments and acknowledges that he is able to bear the economic risks of this investment.

(o)

The undersigned San West Stockholder acknowledges that all information made available to him and/or the Purchaser Representative, if any, and/or personal advisers in connection with his investment in the Human BioSystems Common Stock, including the information furnished to him, is and shall remain confidential in all respects and may not be reproduced, distributed or used for any other purpose without the prior written consent of the Company.

(p)

The undersigned San West Stockholder is an “Accredited Investor” as defined in Rule 501(a) of the Securities Act.

(q)

The undersigned San West Stockholder understands and agrees that the shares of the Human BioSystems Common Stock to be received by him as a result of the Merger will be subject to the terms of the Escrow Agreement described in the Plan of Merger, as amended.  Consequently, rather than receiving the shares of the Human BioSystems Common Stock on the Effective Date of the Merger, the undersigned San West Stockholder authorizes San West, Inc. to deliver the shares of the Human BioSystems Common Stock to the Escrow Agent named in the Escrow Agreement, with such shares to be held and subject to all of the terms of the Escrow Agreement.

3.

Indemnification.  The undersigned San West Stockholder agrees to indemnify and hold harmless the Company and its affiliates from and against all damages, losses, costs, and expenses (including reasonable attorneys’ fees) which they may incur by reason of the failure of the undersigned San West Stockholder to fulfill any of the terms or conditions of this subscription, or by reason of any breach of the representations and warranties made by the undersigned San West Stockholder herein, or in any document provided by the undersigned San West Stockholder to the Company.

4.

Survival.  The foregoing representations, warranties and undertakings are made with the intent that they may be relied upon in determining the undersigned San West Stockholder’s suitability as a stockholder in the Company and the undersigned San West Stockholder hereby agrees that such representations and warranties shall survive his acceptance of the Human BioSystems Common Stock in connection with the Merger.  The undersigned San West Stockholder hereby acknowledges and agrees that he is not entitled to cancel, terminate or revoke this Subscription Agreement, or any agreements hereunder, and that this Subscription Agreement and such agreements shall survive (a) changes in the transactions, documents, and instruments previously furnished to the undersigned San West Stockholder which are not materially adverse, and (b) the undersigned San West Stockholder’s death or disability.

5.

Incorporation by Reference.  The Plan of Merger and all other agreements or documents referred to or included herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

6.

Notices.  All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned San West Stockholder or to the Company at the respective addresses set forth herein.

7.

Miscellaneous.

(a)

Notwithstanding any of the representations, warranties, acknowledgments, or agreements made herein by the undersigned San West Stockholder, the undersigned San West Stockholder does not thereby or in any other manner waive any rights granted to the undersigned San West Stockholder under federal or state securities laws.

(b)

Words of any gender used in this Subscription Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

(c)

In the event of any conflict between the terms of this Subscription Agreement or the Plan of Merger, the terms of the Plan of Merger shall control.

(d)

This Subscription Agreement contains the entire understanding of the parties and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

(e)

This Subscription Agreement shall be enforced, governed, and construed in all respects in accordance with the laws of the State of California and all obligations hereunder shall be deemed performable in Orange County, California.

IN WITNESS WHEREOF, I have executed this Subscription Agreement as of the ___ day of _______, 2009.

(Signature)

(Print or Type Name)

Social Security Number

Address

Number of Shares of San West Common Stock Held

Subscription Accepted this ____ day of ____________, 2009.

HUMAN BIOSYSTEMS

By

    Harry Masuda, Chief Executive Officer